Ventas

CIBC World Markets Health Care Conference

November 2002

Forward Looking Statements

This presentation contains "forward looking statements" within the meaning of the federal securities laws. These forward looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. The forward looking statements are based on management's beliefs as well as on a number of assumptions concerning future events. Readers of these materials are cautioned not to put undue reliance on these forward looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors (many of which are outside the Company's control) that could cause actual events or results to differ materially from those expressed or implied by the forward looking statements. The most important factors that could prevent the Company from achieving its stated goals include, but are not limited to, (a) the ability and willingness of Kindred Healthcare, Inc. and certain of its affiliates (collectively referred to in this paragraph as "Kindred") to continue to meet and/or honor their obligations under their contractual arrangements with the Company, including without limitation, the lease agreements between the Company and Kindred and the various agreements entered into by the Company and its affiliates with Kindred at the time of the corporate reorganization on May 1, 1998, as such agreements may have been amended and/or restated in connection with Kindred's emergence from bankruptcy on April 20, 2001, (b) the ability of Kindred and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (c) the extent of future health care reform and regulation, including cost containment measures and changes in reimbursement policies and procedures, (d) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, (e) the ability and willingness of the Company to maintain its qualification as a real estate investment trust due to economic, market, legal, tax or other considerations, (f) the impact on the liquidity, financial condition and results of operations of Kindred and the Company's other operators resulting from increased operating costs and uninsured liabilities for professional liability claims, particularly in the State of Florida, and (g) the value of the Company's common stock in Kindred and the limitations on the ability of the Company to sell, transfer or otherwise dispose of its common stock in Kindred arising out of the securities laws and the registration rights agreement the Company entered into with Kindred and certain of the holders of common stock in Kindred. Many of such factors are beyond the control of the Company and its management. The Company refers you to its annual report on Form 10-K for the year ended December 31, 2001 and its other reports and statements filed with the Securities and Exchange Commission for a discussion of certain of these factors.

Ventas Overview

Presented by:
Debra A. Cafaro
President & CEO

Ventas Overview

- **Second largest Healthcare REIT**
  - Nine Months Ended September 30, 2002 recurring EBITDA = $132.8 million
  - Fiscal Year 2002 FFO guidance = $1.35 – $1.36 per share
- **Large, diversified portfolio of properties** [1]
  - 220 SNFs with 28,381 beds in 32 states
  - 44 hospitals with 3,923 beds in 20 states
  - 9 other healthcare facilities with 195 beds
- **$2 billion current portfolio value**
- **Strongest lease structure in industry**
  - Long-term triple net leases
  - 3.5% rent escalator ⟶ $6 – 7 million annual cash flow growth
  - Option to increase rent to "market"
  - No exposure to lease-ups or development
  - Pooled master leases
  - Facilities are highly profitable
- **Successful diversification strategy**
  - THI transaction
  - Strengthened acquisitions team

Notes:
1 Includes THI transaction

Ventas

Trans Healthcare Transaction

- **$120 million transaction**
  - Accretive to FY 2003 FFO
  - $53 million sale/leaseback
    - 7 properties: 5 SNFs, 1 ALF, and 1 Rehab. Hospital
    - 11.25 lease constant
    - 3% annual rent escalators
    - Corporate guaranty
  - $45 million senior loan
    - 18 properties: 17 SNFs and 1 ALF
    - L+300 interest rate with a 3.00% LIBOR floor
  - $22 million mezzanine loan
    - 18% interest rate (including fees)
    - Low leverage; corporate guaranty
- **Trans Healthcare, Inc.**
  - Quality operator
  - #1 operator of SNFs in Ohio
  - #2 operator of SNFs in Maryland
  - Experienced management
  - Stabilized facilities
  - Ohio and Maryland are "good" states

Ventas REIT Revenue Mix

Estimated Twelve Months ending December 31, 2003 [1, 2]

By Facility Type



Personal Care
0.4%
Hospital
30.4%
ALF
0.2%
SNF
69.1%

Total: $208.0 million

By Tenant



THI
6.3%
Other
1.1%
Kindred
92.7%

Total: $208.0 million

By State



CA
10.8%
FL
9.4%
MA
8.8%
OH
7.5%
IN
6.9%
KY
5.5%
NC
4.8%
IL
4.3%
TX
3.7%
WI
3.6%
27 States
35.1%

Total: 37 States

Notes:

1 Includes THI transaction

2 Excludes Northern Virginia hospital

Ventas

Diversified Portfolio of Properties

- **Ventas owns properties in 37 states[1], reducing its exposure to single state regulatory and reimbursement changes**


9
2
10
1 1
1
2
8
12
3
2 31
2
3
4
2
1
2 1
8
2 1
5
2 14 1
4
1
15
3
6 11
1 4
2
12
4
1
1 4
1 19
1
2 5
1
3 5
8 1 6
1
6
15

Nursing Facilities (Total: 220)

Hospitals (Total: 44)

Other Healthcare Facilities (Total: 9)

Total: 273 Facilities

Notes:
1 Includes THI transaction

Ventas

Positive Supply/Demand Fundamentals

Constrained Supply:

- The majority of rental revenues generated in CON states[1 2]

	SNFs	Hospitals	Total
CON	73.0%	50.4%	65.9%
Non-CON	27.0%	49.6%	34.1%
TOTAL	100.0%	100.0%	100.0%

Increasing Demand:

- 85+ population is fastest growing segment (25% utilization)
- Baby Boomers 65+ in 2010
- ≤ 1.8 million SNF beds
- Only 300,000± vacant beds

Notes:
1 Includes THI transaction
2 Owned properties only

Ventas Rent is Growing

- **Rent escalators increase cash flow $6 – 7 million per year**
- **Ventas has one-way, one-time right to increase Kindred rents to "market" in 2006**
- **KIND Equity Stake**



Annual Escalators 1
($ in millions)
$240.0
$230.0
$220.0
$210.0
$200.0
$190.0
$180.0
$170.0
$160.0
$185.1
$190.1
$200.8
$207.7
$215.2
$223.3
$231.7
2001
2002
2003
2004
2005
2006
2007
Actual Rental Revenue

Notes:
1 Annual escalators: 3.5% for Kindred rent (May 1 annually) and 3.0% for THI rent (November 1 annually)

Ventas

Ventas Rent is Reliable

Coverage by Master Lease[1]

	TTM		Pro Forma[2]	
	EBITDARM/ Rent (x)	EBITDAR[3]/ Rent (x)	EBITDARM / Rent (x)	EBITDAR[3]/ Rent (x)
Master Lease 1	2.48	1.96	2.31	1.79
Master Lease 2	2.31	1.84	1.86	1.38
Master Lease 3	2.27	1.78	1.80	1.30
Master Lease 4	2.10	1.63	1.64	1.17
Master Lease 5 (CMBS)	2.38	2.01	2.03	1.66
Total	**2.32**	**1.85**	**1.95**	**1.47**

Notes:
1 TTM through June 30, 2002
2 Pro forma for Medicare Adjustment of $30 per Medicare patient day for all SNFs and for Professional Liability Adjustment of $37.29 per day for all Florida SNFs and $1.22 for all other SNFs
3 Assumes actual Kindred overhead

Ventas

Ventas Rent is Reliable

Kindred Corporate Cash Flow



Kindred 2002E EBITDAR 1
Kindred 2003E Adjusted EBITDAR 2
Kindred 2003E Fixed Charges 2
($ in millions)
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$465.0
$410.0
$295.0
Cushion
$115.0

Notes:
1 EBITDAR based on Kindred guidance as of July 29, 2002
2 Based on Wall Street estimates, as of October 28, 2002

Ventas Rent is Reliable

Principal Tenant is Fully Restructured (NASDAQ: KIND)

	Actual TTM as of September 30, 2002
LTC Provider (rank by revenues)	4th Largest
Annual Revenues	$3.3 billion
EBITDAR Margins	13.0%
Cash on Balance Sheet	$235 million
Total Debt on Balance Sheet	$162 million
Number of Facilities	350+
Ventas Owned (%)	72%

Excellent "Quality Mix"

SNF Payor Mix [1]


Private & Other 20%
Medicaid 47%
Medicare 33%

LTAC Payor Mix [1]


Medicaid 8%
Private & Other 33%
Medicare 59%

Notes:
1 Actual results for the TTM period ended September 30, 2002

Ventas Accomplishments

- ✓ Consistent financial performance
- ✓ Valuable diversified portfolio
- ✓ Reduced leverage by $188 million
- ✓ Upside participation/downside protection for Ventas shareholders
  - Highest internal growth rate: 7+% YoY
  - Structural and economic protection to Ventas stakeholders
- ✓ All-star Independent Board of Directors
- ✓ Addition of Ventas to Morgan Stanley REIT index
- ✓ Hospital sale for $27.5 million
  - $168,000 per bed
- ✓ Appointed Raymond Lewis as Chief Investment Officer
- ✓ Fully restructured tenant

Ventas Accomplishments

- ✓ **Dividend Growth**
  - — $0.95 per share projected in 2002
  - — 2003 dividend increase projected
- ✓ **Recapitalized Balance Sheet – WACD fully fixed < 8.5% [1]**
  - — $225 million Investment Grade CMBS @ LIBOR+146 bps
  - — $400 million Ba3/BB- High Yield @ 8.9%
  - — $350 million Secured Credit Facility @ LIBOR+270 bps



WACD
>10.0%
< 8.5%
Nov - 01
Sept - 02

Notes:
1 Assumes outstanding debt balances as of September 30, 2002

Ventas Delivers Superior TSR

2000

- 80% Total Shareholder Return
- Top 5 REITs
- Best Performing Healthcare REIT

2001

- 123% Total Shareholder Return
- Top 5 REITs
- Top 4% NYSE Companies

Price Performance: January 1, 2000 – October 29, 2002



$16
$14
$12
$10
$8
$6
$4
$2
$0
Jan-00
Apr-00
Jul-00
Nov-00
Feb-01
Jun-01
Sep-01
Dec-01
Apr-02
Jul-02
Oct-02

Ventas: Looking Forward

Exit Florida SNFs



- Florida SNFs: 4.3% of Ventas' 2003E rental revenue
- Ventas and Kindred plan to exit Florida SNFs
- Win/Win outcome
- Qualified local operators in Florida

Reimbursement Update

- **Medicare SNF Cliffs**
  - Congress to convene a “lame-duck” session in December
  - 50/50 likelihood of a provider package
  - $0 - $50 million positive impact to Kindred

- **LTAC PPS**
  - Budget neutral
  - Kindred: 9/2003

FFO Guidance

- 2002 FFO = $1.35 - $1.36 per diluted share
- 2003 FFO



FFO per Diluted Share
$1.50
$1.45
$1.40
$1.35
$1.30
$1.25
$1.20
$1.15
$1.10
$1.05
$1.00
$1.13
$1.35
2003
Estimate
2001
Projected 2002
Projected 2003

Ventas Goals

- Drive FFO/Share
- Increase Dividend
- Strengthen Balance Sheet
- Reduce WACD
- Develop Infrastructure
- Diversify with Discipline

Growth and Diversification Strategy

- Healthcare and senior housing assets
- Tenant diversification by acquiring assets operated by high quality operators
- Structure and finance acquisitions to further the Company's stated financial goals of
  - FFO Accretion
  - Reduced leverage
  - Greater fixed charge coverage
- Focus on triple net leases, with limited mortgage ownership
- Ventas will use its UpREIT structure to facilitate tax-efficient transactions with private operators

Ventas

CIBC World Markets
Health Care Conference

November 2002